UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2007
Southwall Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15930	94-2551470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3788 Fabian Way
Palo Alto, California 94303
(Address of principal executive offices)

(650) 798-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

(a)
On April 20, 2007, Southwall Technologies Inc. announced that R. Eugene Goodson, President and Chief Executive Officer will replace Mr. Wolfgang Heinze as Managing Director of Southwall Europe GmbH effective April 16, 2007. Mr. Heinze is transitioning to Sunfilm AG effective April 16, 2007.

(b)	Also, on April 20, 2007, Dr. Sicco W.T. Westra, Vice President, Business Development, announced he will be transitioning to Sunfilm AG effective April 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

By:	/s/ R. Eugene Goodson
R. Eugene Goodson
Chief Executive Officer
Date: April 20, 2007